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                                                                   EXHIBIT 10.19


                        REPLAY NETWORK SERVICE AGREEMENT
                        --------------------------------


     This Replay Network Service Agreement (this "Agreement") is made as of the
                                                  ---------
30/th/ day of July, 1999 between Replay Networks, Inc., a California corporation having its place of business at 1945 Charleston Road, Mountain View, California 94043 ("Replay Networks" or "Replay"), Turner Broadcasting System, Inc., a
        ---------------
Georgia corporation having its principal place of business at One CNN Center, Atlanta, Georgia 30303 ("Turner"), and Time Warner Inc., a Delaware corporation
                         ------
having its principal place of business at 75 Rockefeller Plaza, New York, New York 10019 ("Time Warner").

     WHEREAS, the parties hereto desire to enter into this Agreement to more fully describe their relationship and to provide for their respective rights and obligations as it relates to any Turner programming and the Replay Network Service as more fully described herein.

     In consideration of the foregoing and of the mutual promises contained below, the parties agree as follows:

1.   Definitions
     ------------
     As used in this Agreement, the following terms shall have the following meanings:

a. "Affiliate" shall mean, as it relates to any party, an entity that controls, is controlled by, or under common control with, such party.

b. "MFN Rate" shall mean the [***] rate charged by Replay for any of the RNS offerings, including, but not limited to, Replay Zones and pre-configured Replay Channels.

c. "ReplayTV Platform" shall mean the hardware for the Replay Network Service (as defined below) and Replay Networks' reference implementation for such hardware (including specifications, schematics, bill of materials, FPGA source, PAL source, manufacturing documentation, and other documentation needed to manufacture the ReplayTV Platform), the ReplayTV Platform client software (including applications, operating system, device drivers, electronic program guide, and other unique Replay software), related peripheral equipment such as remote controls, and Replay owned patents, trademarks, and other intellectual property needed to market the ReplayTV Platform. Initially, the ReplayTV Platform shall consist of a stand-alone implementation (ReplayTV 1000 or ReplayTV 2000). Future ReplayTV Platforms, offered by Replay and original equipment manufacturer ("OEM") partners, may integrate additional features.

d. "Replay Network Service" or "RNS" shall mean the Replay Network Personal Television Service, a television and Internet based service that enables customized, on-demand television viewing, custom content, and a television
navigation portal via the ReplayTV Platform.   Examples of services offered via
the Replay Network Service might include Replay Zones (as


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defined below), sponsored Replay Channels (as defined below), unique sponsored content, messaging, commerce, software updates, electronic programming guide data, and time services. The Replay Network Service includes "Basic" services, "Premium" (monthly or periodic fee) services, and Pay-Per-View services.

e. "Replay Channels" are locally stored personalized channels with associated television programming. Replay Channels may be created by a user, via explicit specification of show or theme-based recording criteria. Replay Channels may also be automatically created from a Replay Zone, based on information provided by Replay or the content provider. Replay Channels are listed on the Replay Guide, where all locally stored and available television programming is listed.

f. "Replay Zones" are promotional offerings that, when invoked, automatically select and record television programming of interest to a user. Replay Zones are displayed to the user on the Zone Guide, a television portal or launch location from which pertinent television services may be selected for automatic recording. When selected by the user, a Replay Zone may immediately select programming to be recorded or may offer the user more detailed selection criteria for automatically recording television programming.

g. "Turner Content" shall mean the content (other than the Turner Networks) provided by Turner that is integrated into the RNS. This content may include program information, text, pictures, graphics, sound, video and other data related to television program services or personal television program services related to each of the television program services.

h. "Turner Networks" shall mean CNN, CNNsi, CNNfn, CNNI, CNN Headline News, TBS, TNT, TCM, Cartoon Network, and all other future networks owned or operated by Turner or any successor to Turner.

2.   Term
     ----

The term of this Agreement (the "Term") shall commence as of [***] and expire [***] later on [***], unless earlier terminated in accordance with this Agreement. Turner shall have a unilateral right to extend this Agreement for a second [***] by providing notice thereof to Replay no less than [***] prior to the end of the Term.

3.   License; Reservation of Rights
     ------------------------------

a. In consideration of the relationship contemplated by this Agreement, Turner hereby grants to Replay a [***] license to the [***] and all programming included in the [***] and the [***], to the extent Turner owns the copyright in such programming or such [***] or has received the requisite rights in such programming or such [***] from the copyright holder to grant such license, for distribution through the ReplayTV Platform and the Replay Network Service [***].


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b.   Nothing contained in this Agreement shall constitute a waiver of or an estoppel against any right of Turner or any of its Affiliates to assert any right or claim against Replay with regard to any cause of action that Turner or any of its Affiliates may believe it may have against Replay, all of which rights are hereby explicitly reserved.

4.   Content Rights and Responsibilities
     -----------------------------------

a. Turner will be responsible for creating, selecting, producing, and providing all Turner Content during the Term of this Agreement and for clearing all rights and obtaining all requisite consents for the use of the Turner Content in the manner contemplated by this Agreement. Turner represents and warrants that the Turner Content shall be consistent in quality and standards with the Turner Networks and accordingly shall not contain programming that is defamatory, lewd, pornographic or obscene. Replay shall not make any alterations, modifications, additions, or deletions (including, without limitation, the overlaying of any text, graphics or interactive links other than any such text or graphics that are operational or informational as it relates to the use of the RNS) to any of the Turner Networks, the Turner Content (including, without limitation, credit obligations, copyright, trademark notices and the like) or to any programming on the Turner Networks or any Turner Content in any Replay Channel or Turner Replay Zone, except with the prior approval of Turner in its absolute discretion. Replay hereby agrees that the requirement for Turner's prior approval of any such alterations, modifications, additions or deletions to any programming on the Turner Networks or any Turner Content shall [***].

b. Replay shall provide a template and interface requirements (the "Interface Require-ments") to serve as a basis for each of the Replay Channels, Turner Replay Zones, and other RNS components. Examples of Interface Requirements include text fonts and sizes, color palettes, and maximum image sizes, for the purpose of working within the RNS. Replay shall have the right to verify that all Turner Content meets the Interface Requirements, and to reject any content that does not meet the requirements. All Turner Content must conform to the RNS content specifications, to be supplied to Turner, which specifications may be modified by Replay at its sole discretion from time to time with no less than thirty days prior notice of any such modification to Turner. Replay shall use commercially reasonable efforts to implement a process which will allow Turner to update, modify, delete or otherwise alter Turner Content on each Turner Replay Channel and Turner Replay Zone on no less than a weekly basis via a telephone line or other mutually agreed upon electronic interface method. Turner shall be allowed to update the look and feel of each Turner Replay Channel and the Turner Replay Zone (subject to the Interface Requirements) at reasonable time intervals to be mutually agreed by Turner and Replay in accordance with delivery requirements to be provided to Turner by Replay.

c. All right, title and interest in the Turner Networks and the Turner Content shall remain the property of Turner. All right, title and interest in the Replay Zones and the Replay Channels (other than the Turner Networks, the Turner Content or any element thereof) shall remain the property of Replay. Replay acknowledges and agrees that all trade names, trademarks and service marks of Turner and its program suppliers (collectively, the "Turner Marks") shall remain the property of Turner or such program supplier, as applicable, and nothing in this Agreement

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shall confer on Replay any right of ownership in any of the Turner Marks. All uses of the Turner Marks shall inure to the benefit of Turner or such program supplier, as applicable. Turner acknowledges and agrees that all trade names, trademarks and service marks of Replay (the "Replay Marks") shall remain the property of Replay and nothing in this Agreement shall confer on Turner any right of ownership in any of the Replay Marks. All uses of the Replay Marks shall inure to the benefit of Replay.

5.   Replay Zones
     ------------

a. Replay shall develop a Replay Zone Guide in which Turner may promote its network programming. Replay shall provide Turner (or one of its Affiliates) with prominent positioning [***] for (i) [***] if [***] of the RNS Zone Guide has [***] or (ii) [***] if [***] of the RNS Zone Guide has [***]. Replay will provide to Turner (or one of its Affiliates) additional Replay Zone slots within the [***] Zone Guide pages as follows: (i) [***] on [***] of the RNS Zone Guide and (ii) [***] within [***] of the RNS Zone Guide, which shall be reduced to [***] at such time that Turner has been provided [***] on [***] of the RNS Zone Guide. Subject to the limitations described in the two immediately preceding sentences, Turner (or one of its Affiliates) shall have the right to move any of its Replay Zones to different pages within the RNS Zone Guide. When selected by an RNS user, a Turner Replay Zone will display a full screen of programming options as developed and maintained by Turner to meet the Interface Requirements. The Replay Network Service will enable the RNS user to select one or more of the available programming options set forth in the Turner Replay Zone, which will automatically provide for future recording of Turner Content or portions of the Turner Networks. Such automatically recorded Turner programming shall reside in a Replay Channel which will be branded with a Turner specified logo, according to a template provided by Replay. Turner will keep the programming information associated with its Replay Zones current and consistent with Turner Network programming on a weekly basis.

b. Replay and Turner will work together to establish processes for video and graphics content download for Turner Replay Zones to ReplayTV Platforms using the RNS and Turner Networks. The parties agree that the amount of text, graphics, and video download will be limited to a reasonable, cost-effective connection time for platforms to the RNS. Downloads exceeding such reasonable connection time may be subject to an additional fee, to be mutually agreed by Replay and Turner. Replay will use best efforts to reach an initial deployment of the Turner Replay Zones in the [***] with a graphics implementation. It is currently intended that a subsequent software release for ReplayTV Platforms will support video-oriented promotional content in the Turner Replay Zones.

c. Replay will provide to Turner (or one of its Affiliates) [***] Turner Replay Zones [***] for the [***]. Turner (or one of its Affiliates) shall receive additional Replay Zones at a [***] (i) [***] of the Replay [***] for the sponsorship of a Replay Zone and (ii) the [***] for the sponsorship of a Replay Zone. Subject to the last sentence of this Section 5(c), Turner agrees that Turner (or one of its Affiliates) will purchase at least [***] additional Replay Zones at [***] of the [***]

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described in clauses (i) and (ii) of the immediately preceding sentence for the
Term of this Agreement. Replay and Turner hereby agree that the initial Replay ratecard for the sponsorship of a Replay Zone shall be [***], subject to market increases during the Term of the Agreement as determined by Replay.

6.   Zone Advertisements
     -------------------

a. Billboard and banner advertisements are to be sold by [***] as part of Turner's Replay Zone sponsorship. [***] may sell up to [***] of the billboard and banner advertising inventory within any Turner Replay Zone, it being agreed that the parties shall develop an appropriate method for [***]. Billboard and banner ads may employ graphics as part of a graphics-based Replay Zone or may employ video in future video-based Replay Zones. Replay agrees that all advertising to be placed within the Turner Replay Zones shall be subject to [***] by Turner, which [***] right shall be [***] in good faith, consistent with Turner's [***] concerning advertisements or promotional messages to be aired on the Turner Networks on cable television, also taking into account existing sponsorships, category or programming [***], or similar arrangements that Turner may have with certain of its advertisers and, to the extent applicable, any restrictions imposed on advertisements by any of the professional sports leagues.

b. Turner and Replay shall agree to (i) [***] billboard and banner advertisements within Turner Replay Zones and (ii) [***] for use in selling such advertisements (collectively, the [***]). As market conditions allow from time to time, Turner and Replay shall review and revise the [***]. Turner shall [***] for the billboard and banner advertisements that [***] within the Turner Replay Zones at the [***] set forth in the [***] and shall provide to Replay a monthly summary of such [***]. Replay shall [***] for the billboard and banner advertisements that it [***] within the Turner Replay Zones at the [***] set forth in the [***] and shall provide to Turner a monthly summary of such [***]. Each of Turner and Replay agrees that it will not [***] the Turner Replay Zone billboard and banner advertising [***] except as set forth in the [***], without the prior approval of the other party hereto.

c. Turner and Replay agree [***] the advertising revenues generated as a result of the sale of billboard and banner advertisements in Turner Replay Zones. Such gross advertising revenues received by [***] shall be allocated first to third party agency commissions [***], second to [***] for recoupment by [***] of [***] to be paid by [***] to third parties in connection with banner and billboard advertising as set forth in a detailed accounting, it being agreed that such fees will be [***] among all of the Replay Zone sponsors that use banner and billboard advertisements, with the [***] of such revenues to be [***] between Replay and Turner. Each of Turner and Replay agrees to [***] the other party such other [***] of such [***] received each month within thirty days of the end of each month. Each party shall have customary audit rights with respect to such gross advertising revenues and its respective [***] of such revenues. Any under-delivery liability

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associated with any such advertising inventory shall be [***] between Turner and
Replay.


7.   Lead-in and Lead-out Advertisements
     -----------------------------------

a. Replay will use commercially reasonable efforts to develop a method for inserting lead-in and lead-out advertising spots for Replay Channels before [***]. Until such time that Replay's technology is capable of managing and controlling the ad insertions for the Replay Channels, Replay agrees that it will not insert any content in the lead-in and lead-out spots surrounding any Turner Content or any portion of any Turner Network. At such time that advertisements are inserted in the Replay Channels, Replay will provide to Turner aggregate viewing information for all such advertisement spots.

b. At such time that lead-in and lead-out advertising spots surrounding any Turner content or any portion of any Turner Network can be sold as provided in
Section 7(a) above, Replay shall be entitled to sell such spots, subject to prior approval by Turner (as specified below in this Section 7(b)). Pricing for lead-in and lead-out advertisements surrounding any Turner content or any portion of any Turner Network shall be [***] (such [***] being hereinafter referred to as the [***]). As market conditions allow from time to time, Turner and Replay shall review and revise the [***]. Replay shall be responsible for invoicing advertisers and providing to Turner a monthly summary of all such advertisement sales. Replay agrees that it will not discount any such advertising inventory except as set forth in the [***] without the prior approval of Turner. Replay agrees that all lead-in and lead-out advertisements surrounding any Turner content or any portion of any Turner Network shall be subject to [***] by Turner, which [***] right shall be exercised in good faith, consistent with Turner's [***] concerning advertisements or promotional messages to be aired on the Turner Networks on cable television, also taking into account existing sponsorships, category or programming [***], or similar arrangements that Turner may have with certain of its advertisers and, to the extent applicable, any restrictions imposed on advertisements by any of the professional sports leagues.

c. Turner and Replay agree to [***] the advertising revenues generated as a result of the sale of lead-in and lead-out advertisements surrounding any Turner content or any portion of any Turner Network. Such gross advertising revenues received by Replay shall be allocated first to third party agency commissions [***] second to [***] for recoupment by [***] of [***] to be paid by [***] to third parties in connection with lead-in and lead-out advertisements as set forth in a detailed accounting, it being agreed that such fees will be [***] among all of the Replay Channels that use lead-in and lead-out advertisements, with the balance of such revenues to be [***] between Replay and Turner. Replay agrees to [***] to Turner [***] of such [***] received each month within 30 days of the end of each month. Turner shall have customary audit rights with respect to such gross advertising revenues and its [***] of

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such revenues. Any under-delivery liability associated with any such advertising inventory shall be [***] between Turner and Replay.

8.   Advertisement Insertion
     ------------------------

a. Replay will use commercially reasonable efforts to work with Turner to develop a method for inserting video advertising or promotional spots into content from the Turner Networks on Replay Channels for implementation in [***]. [***], these advertisements or promotions may be inserted in addition to or may replace existing Turner video advertising content; Replay hereby agrees that the requirement for [***] to such insertion shall [***]. Detailed operational aspects of this activity shall be established and mutually agreed to by Turner and Replay. Turner will be responsible for providing the ads and promotions for such insertion and specifying the program timeslots available for such advertisement/promotion insertion. Subject to legal requirements, Replay's internal privacy policy and Replay's agreements with its users of the RNS, Replay agrees to provide to Turner aggregate viewing information for all such advertisement spots.

b. [***] agrees to coordinate with [***] as is commercially practicable to sell and control [***] with [***] the inserted advertising spots for content from the Turner Networks. Pricing for inserted advertisements shall be [***] [***] by Turner and Replay (such pricing hereinafter referred to as the [***]). As market conditions allow from time to time, Turner and Replay shall review and revise the [***]. [***] shall be responsible for invoicing advertisers and providing to [***] a monthly summary of all such advertisement sales. [***] agrees that it will not [***] any such advertising inventory except as set forth in the [***], without the prior approval of Replay.

c. Turner and Replay agree to share the [***] (as hereinafter defined) generated as a result of inserted advertisements within Turner Replay Channels. For purposes of this Section 8, [***] shall mean the [***] revenue received for inserted advertisements as a result of an applicable rate which is [***] than the [***] for the advertising previously [***] in which the advertisement is being inserted. Such incremental advertising revenues received by Turner shall be allocated first to third party agency commissions [***], second to [***] for recoupment by [***] of [***] to be paid by [***] to third parties in connection with inserted advertisements as set forth in a detailed accounting, it being agreed that such fees will be [***] among all of the Replay Channels that use inserted advertisements, with the [***] of the revenues to be [***] between Replay and Turner. Turner agrees to pay to Replay [***] of such [***] received each month within thirty days of the end of each month. Replay shall have customary audit rights with respect to such [***] and its [***] of such revenues. Any under-delivery liability associated with any such advertising inventory shall be [***] between Turner and Replay.

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d.   If Turner provides active promotion video content for insertion in any of the Turner Replay Zones or within any of the Turner Networks, there will be [***] to Turner for such active promotions for the Term of this Agreement.

9.   Pause Time
     ----------

a. Replay intends to develop a method for inserting advertising or promotional spots in the "pause" time that is created through the RNS. [***], subject to [***] as set forth in Section 9(b) below, shall be entitled to sell the advertising and promotional inventory in the "pause" time on any Turner Content or any portion of any Turner Network and shall use best efforts to include members of the [***] advertising salesforce in sales calls with advertisers or advertising agencies with respect to such inventory.

b. Pricing for "pause" time inventory on any Turner Content or any portion of any Turner Network shall be set by [***] (such pricing being hereinafter referred to as the [***]). As market conditions allow from time to time, [***] shall review and revise the [***]. [***] shall be responsible for invoicing advertisers and providing to [***] a monthly summary of all such advertisement sales. [***] agrees that it will not [***] any such inventory except as set forth in the [***], without the prior approval of [***]. Replay agrees that all "pause" time advertisements and promotions on any Turner Content or any portion of any Turner Network shall be subject to [***] by Turner, which [***] right shall be [***] in good faith, consistent with Turner's [***] concerning advertisements or promotional messages to be aired on the Turner Networks on cable television, also taking into account existing sponsorships, category or programming [***] or similar arrangements that Turner may have with certain of its advertisers and, to the extent applicable, any restrictions imposed on advertisements by any of the professional sports leagues.

c. Turner and Replay agree to [***] the advertising revenues generated as a result of the sale of "pause" time inventory on any Turner Content or any portion of a Turner Network. Such gross advertising revenues received by Replay shall be allocated first to third party agency commissions [***], second to [***] for recoupment by [***] of [***] to be paid by [***] to third parties in connection with "pause" time advertisements and promotions as set forth in a detailed accounting, it being agreed that such fees will be [***] among all of the Replay Channels that use "pause" time advertisements and promotions, with the balance of such revenues to be [***] between Replay and Turner. Replay agrees to pay to Turner [***] of such advertising revenues received each month within thirty days of the end of each month. Turner shall have customary audit rights with respect to such gross advertising revenues and its [***] of such revenues. Any under-delivery liability associated with any such advertising inventory shall be shared equally between Turner and Replay.

10.  Enhanced Zone Sponsored Programming
     -----------------------------------

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Turner may also elect to provide, and Replay may include as part of the RNS, supplemental programming associated with Turner Replay Zone sponsored programs. Such Turner Content may include video out-takes, bloopers, behind-the-scenes footage, special interviews, etc. which enhance the programming of the Turner Networks. Turner may broadcast this enhanced programming content at its discretion, either before or after the show associated with such program enhancements has been broadcast, the promotional value of the placement of such enhancements being taken into account. The RNS will automatically record this enhanced content and append this content to the Turner Replay Zone sponsored Replay Channel, subject to non-conflicting tuning requirements and available storage capacity for applicable ReplayTV Platforms. Replay agrees that there will be [***] to Turner for any such programming enhancements tied to Turner Replay Zone sponsored programming for the Term of this Agreement.

11.  Pre-Configured Replay Channel
     -----------------------------

Replay will use commercially reasonable efforts to pre-configure a Replay Channel containing up to thirty minutes of deletable pre-recorded Turner programming content on the ReplayTV Platform. Turner will provide pre-configured channel content in a mutually agreed format to Replay upon a mutually agreed schedule. The pre-configured channel will be capable of automatically recording future programs, based on the Replay Channel parameters defined by Turner. Replay agrees to [***] to Turner for one pre-configured Replay Channel for the Term of this Agreement. Turner [***] additional pre-configured Replay Channels at a [***] which is the [***] (i) [***] for a pre-configured Replay Channel and
(ii) [***] for a pre-configured Replay Channel.

12.  Personalized CNN Premium Channel
     --------------------------------

a. Replay and Turner shall use commercially reasonable efforts to develop, launch and implement a mutually acceptable personalized CNN video news service. The parties currently intend that the personalized news service shall consist of at [***] of Turner news content broadcast in indexed short stories [***] on CNN or CNN Headline News. The ReplayTV Platform will record the Turner personal news broadcast, parse program segments according to consumer preferences for a personalized news channel, and offer this channel to consumers on a daily basis. Turner and Replay agree to start development of this service [***]. Turner and Replay hereto agree that the availability of bandwidth for such service remains to be determined and that their respective obligations set forth in this Section 12 are conditioned upon a mutually satisfactory and commercially reasonable arrangement for such bandwidth.

b. Indexed content shall be considered Turner Content and shall be maintained and updated by Turner, using a template and interface provided by Replay. Turner will broadcast indexed content during a [***] broadcast interval to be scheduled. Replay shall develop and operate the system for specifying user news preferences, downloading and displaying indexed content, and presenting the premium channel to the user. Replay will provide to Turner viewing statistics and consumer billing services for the premium channel.

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c.   The personalized CNN news channel will be one element of a premium service offering of the RNS, requiring a monthly subscription fee for consumer service activation. This service will consist of several personal channels. If there is a personalized channel using Turner Content in such service, Turner and Replay agree that the Turner portion of this subscription fee shall be an amount which is equal to the [***] by the number of [***]. Replay will invoice consumers and collect payment for the premium service offering and will provide to Turner a monthly summary of such subscription fees.

d. The subscription revenues from the CNN news service shall be [***] by Turner and Replay after recoupment of certain costs. Such revenues shall be allocated equitably as described below to Replay for recoupment by Replay of [***] paid to third parties by [***] in connection with personalized channels as set forth in a detailed accounting, it being agreed that such fees will be [***] among all of the personalized channels offered by Replay, and to Turner for recoupment of programming cost for such news service as set forth in a detailed accounting; with the balance of such revenues to be [***] between Turner and Replay. To ensure equitable treatment of the parties in the recoupment of costs, revenues will be allocated to the parties' respective costs on a pro rata basis such that at any time each party shall have recouped the same percentage of its total costs for any specified time period. Replay agrees to pay to Turner Turner's share of such revenues received each month within thirty days of the end of each month. Each party shall have customary audit rights with respect to the subscription revenues and its respective share of such revenues.

e. Turner and Replay agree to develop and maintain the CNN personal news service (or other such name to be determined), which shall cover U.S., World, Politics, Business/Financial, Technology and Weather, but shall not include local news or sports highlights. Turner agrees to provide such personal news service (virtual channels with indexed content) solely with Replay Networks for [***] from deployment. Replay agrees to operate such personal news service [***] with Turner for such [***] period. Turner and Replay further agree to jointly promote the CNN personal news service and not to promote any other personal news service during such [***] period.

f. Turner and Replay agree to exploit reasonable and appropriate opportunities to promote the CNN personal news service on ReplayTV Platforms. Promotional opportunities may include advertising on CNN and Turner networks, print advertisements, point-of-sale promotions, and other marketing vehicles used by Turner and Replay Networks.

13.  Other Personalized Premium Programming
     --------------------------------------

a. Replay agrees to provide Turner [***] option during the Term of this Agreement to create a [***]. The launch of such service is predicated upon the mutual agreement between Replay and Turner that such service will provide value to RNS premium subscribers and deliver content that is unique and proprietary; to the extent such mutual agreement is reached, Turner will use commercially reasonable efforts to launch such service.

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                                       10

b. In the event that Replay desires to enter into an agreement with a third party to create a [***] service, Replay agrees that, for the [***] period from the launch of a Turner [***] service, the [***] ratio of content for such [***] service will be substantially similar to the [***] ratio of content on such third party's television network. Notwithstanding the foregoing, this section is not intended to limit Replay's ability to produce personalized [***] content with [***].

14.  Turner Replay Channel Branding
     ------------------------------

Replay will use commercially reasonable efforts to develop the ability to overlay Turner network brands on Replay Channels containing content broadcast on a Turner Network, created as a result of show-based, theme-based, or zone-based program selection. The Turner brand identifier will indicate the Turner Network on which a program episode was originally broadcast. The Turner brand identifier will be developed and provided by Turner according to a template developed and specified by Replay.

15.  Electronic-Commerce
     -------------------

Replay shall use commercially reasonable efforts to develop the network capability to support electronic-commerce transactions, including using industry standard and approved security methods for billing of such transactions. The parties mutually agree to develop electronic purchasing of Turner goods and services at a later date using the ReplayTV Platform. The details of this program, including the schedule for deployment, implementation detail, and revenue sharing, shall be developed and mutually agreed to in an amendment to this Agreement.

16.  [***]


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                                       11

17.  Future Service Offerings
     ------------------------

Replay will manage the delivery of software upgrades to the ReplayTV Platform via the RNS. Software updates will provide for field-upgradeable Replay Zones, Replay Channels, features, interfaces, and bug fixes. During the Term of this Agreement, Turner and Replay may agree to develop additional service offerings that will become future elements of the RNS and may be downloaded to the installed base of ReplayTV Platforms. Such service offerings shall be mutually agreed to on a project-by-project basis, including the amount of financial, creative, production, and technical resources each party shall commit.

18.  Test Periods; Bandwidth
     -----------------------

a. Turner and Replay agree that, for no less than the first [***] period of the Term of this Agreement, the parties will conduct a test (the "Test") of the Replay Network Service and

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                                       12
its functionality. The Test shall consist of an initial [***] period during which Turner and Replay will test the revenue potential and efficiencies of billboard and banner advertisements that are downloaded to the Replay Network Service via the telephone connection that will exist with each RNS user. Following the initial period of the Test (which may be extended beyond the initial [***] period upon mutual agreement of Turner and Replay) and provided that (i) Turner and Replay agree and (ii) there has been [***] of the insertion of such non-video content, the parties shall proceed with the second period of the Test. Such second period shall be a [***] period during which Turner agrees to distribute video content of no more than [***] in length within unsold commercial pods on one or more of the nationally-distributed Turner Networks (as determined by Turner), not to exceed an aggregate of [***] of such video content in any twenty-four hour period.

b. During the Test, Turner agrees to initiate discussions with its distributors regarding the willingness of such distributors to provide bandwidth for additional content for the creation of Turner premium channels, enhanced zone-sponsored programming, e-commerce or other services on the Replay Network Service and to use commercially reasonable efforts to reach an agreement with such distributors with respect to the provision of such bandwidth. Notwithstanding the foregoing, Turner shall have [***] if Turner determines, in its sole discretion, that it would be disadvantageous to Turner to so continue, it being understood that Turner will exercise the right to [***] in good faith, taking into account that any such bandwidth is an opportunity for Replay to provide additional services not only to Turner, but also to other programmers. Replay acknowledges that such discussions with distributors may address issues such as [***] which may require the parties hereto to [***] in this Agreement in order to preserve the economic value of this Agreement for each party. To the extent that Turner is successful in reaching agreement with cable operators with respect to the provision of bandwidth, Replay agrees that such bandwidth shall first be used to provide new content or services to Turner (or any of its Affiliates) as Turner shall direct.

c. Notwithstanding the outcome of the discussions referred to in paragraph (b) above, following the Test and through the remainder of the Term of this Agreement, Turner agrees to continue to distribute short-form video content as described in paragraph (a) above with respect to the second period of the Test.

19.  Customer Support and Billing
     ----------------------------

Replay or OEM partners shall provide all customer support for ReplayTV Platforms and the RNS service. Replay shall be responsible for end-user billing of premium and subscription services.

20.  Program Management
     ------------------

Replay agrees to assign a program manager to Turner for the purpose of supporting Turner Content updates and managing the Turner portion of the RNS.

21.  Marketing, Promotion, and Advertising
     -------------------------------------

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                                       13

a. Replay agrees to provide Turner (or any of its Affiliates) with up to [***] ReplayTV Platforms [***]. All ReplayTV Platforms provided to Turner (or any of its Affiliates) will contain the highest memory/storage capacity available at the time of order. Turner agrees that, to the extent Turner conducts any consumer testing of the Replay TV Platforms, it will consult with and involve Replay in any such testing and provide to Replay all of the data collected as a result of such testing.

b. Turner and Replay agree to issue a joint press release announcing the relationship contemplated by this Agreement. Except as required by law, neither Turner nor Replay will issue a press release or other public announcement concerning this Agreement or the contents hereof, without the prior consent of the other party, which consent shall not be unreasonably withheld. Replay will be the first personal television alliance publicly announced by Turner.

c. During the Term of this Agreement, Turner and Replay agree to work together to exploit reasonable and appropriate opportunities to promote the Replay Network Service and Personalized CNN News (when available) on a mutually acceptable basis and as commercially practicable on the Turner Networks, the Turner websites and at locations owned or controlled by Turner. Such promotions shall exhibit the Replay Networks logo and tag line during broadcast events.

d. During the Term of this Agreement, Replay agrees to use commercially reasonable efforts to include the Turner network brands in Replay promotions and advertisements for the ReplayTV Platform. In addition, the personalized CNN News will be highlighted in Replay and content provider marketing materials (PR, promotion, advertising, point-of-sale, etc.) as soon as such service becomes commercially available.

e. During the Term of this Agreement, to the extent commercially practicable Turner shall make promotional items available for sponsorship give-aways at Replay events when applicable and Replay agrees to provide up to [***] ReplayTV Platforms [***] for Turner sweepstakes give-aways.

f.   As soon as commercially practicable following execution of this Agreement,
(i) Turner agrees to provide links from the Turner website locations to the Replay websites as specified by Replay and (ii) Replay agrees to provide reciprocal links from Replay's websites to destination URLs specified by Turner.

g. Turner shall have the right to display the Replay Networks logo on Turner print and on- or off-network television advertising. Such logo may be displayed as a small icon in a peripheral portion of the Turner advertisement or promotion. All such Turner print and on- or off-network television advertising displaying the Replay Networks logo shall be subject to the prior approval of Replay, which approval shall not be unreasonably withheld. Reply Networks shall have the right to display the Turner logos and names in a peripheral portion of Replay advertisements and promotion media. All such Replay advertisements and promotional media displaying the Turner logos and names shall be subject to the prior approval of Turner, which approval shall not be

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                                       14
unreasonably withheld. Except as expressly provided herein, neither party hereto shall have the right to use the trademarks, tradenames, servicemarks, logos or any other mark or name identifying the other party without the prior written consent of the owner of such name or mark.

22.  Programming Fees and Discounts; Other Terms
     -------------------------------------------

a. Within thirty days after the execution of this Agreement by each of the parties hereto, Turner shall pay to Replay a [***] in the amount of [***]. Replay share bear any and all additional costs and expenses incurred by it in the performance of its obligations under this Agreement. Turner will bear all costs and expenses incurred in the creation of the Turner Networks and the Network Content, unless otherwise provided herein. During the Term of this Agreement and any extension, renewal or restatement hereof, for all RNS related fees, charges and expenses, Turner and its Affiliates shall receive the [***]
(i) the [***] and (ii) the [***] discount (no less than [***] off of the Replay ratecard rate) available on RNS offerings.

b. If Replay has entered into or enters into any agreement with any third party media company, studio, network or content provider with respect to any of the matters addressed in this Agreement or any other current or future RNS offerings or services, which third party agreement provides any more favorable terms (each, a "More Favorable Term") than the comparable terms in this Agreement, then and in that event, Replay shall promptly notify Turner of each such More Favorable Term. The availability of any More Favorable Term may be subject to one, or a clearly defined few, conditions, that is or are logically linked and directly tied to such More Favorable Term and which conditions provide a direct, immediate or foreseeable benefit to Replay; provided, that Turner shall not be obligated to perform any condition that Turner cannot reasonably perform or that is designed in such a way to make performance by Turner impracticable, unlikely or impossible or that Turner previously has performed or rendered a substantially equivalent performance hereunder. Turner shall have the option, at any time within [***] after Turner's receipt of notice of any More Favorable Term, to elect by written notice to Replay, to accept such More Favorable Term, together with any permitted conditions, in substitution for the comparable term in this Agreement.

23.  Confidentiality and Nondisclosure
     ---------------------------------

a. Each party (the "receiving party") shall treat as confidential all Confidential Information (as hereinafter defined) of the other party (the "disclosing party") and shall not use such Confidential Information except as set forth in this Agreement. Each receiving party shall disclose Confidential Information of the disclosing party only to its directors, officers, employees and consultants and those of its affiliates who are required to have such information in order for the receiving party to carry out the transactions contemplated by this Agreement and who have been advised of the obligations set forth in this Section 23. The receiving party shall promptly notify the disclosing party of any actual or suspected misuse or unauthorized disclosure of the disclosing party's Confidential Information.

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                                       15

b. For purposes of this Agreement, "Confidential Information" of a disclosing party shall mean any non-public and/or proprietary information of such party, including, without limitation, technical data, trade secrets, plans for products or services, marketing plans, software, and financial documents or data, in whatever form or medium. "Confidential Information" shall not include any information that (i) is in the public domain or has entered the public domain through no fault of the receiving party; (ii) was known to the receiving party at the time of disclosure to the receiving party, as demonstrated by files in existence at the time of disclosure; (iii) was independently developed by the receiving party without any use of the Confidential Information, as demonstrated by files created at the time of such independent development; or (iv) becomes known to the receiving party from a source other than the disclosing party, which disclosure is not in violation of the disclosing party's rights.

c. If the receiving party receives a subpoena or order for the disclosure of Confidential Information of the disclosing party, the receiving party shall provide prompt notice of such subpoena or order to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent or restrict such disclosure. Upon expiration or termination of this Agreement, each party shall promptly return all Confidential Information of the other party.

24.  Indemnification
     ---------------

a. Replay will indemnify, defend and hold harmless Turner and its affiliated companies (and each of their respective present and former employees, agents, directors, shareholders and parent and subsidiary companies) against and from any and all claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel and court costs, but excluding lost profits and consequential damages) arising out of or relating to (i) the breach by Replay of any of its covenants or obligations under this Agreement and (ii) the use of any of Replay's equipment or software, to the extent that such use infringes, or is alleged to infringe, any U.S. copyright, mask work, patent or trademark, or misappropriates, or is alleged to misappropriate, any trade secret.

b. Turner will indemnify, defend and hold harmless Replay and its affiliated companies (and each of their respective present and former employees, agents, directors, shareholders and parent and subsidiary companies) against and from any and all claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel and court costs, but excluding lost profits and consequential damages) arising out of or relating to (i) the breach by Turner of any of its covenants or obligations under this Agreement and (ii) any claim that the Turner Networks or the Turner Content (A) infringes on, or constitutes a misappropriation of any third party's copyright, patent, trademark, trade secret or other proprietary or intellectual property right, or right of publicity or privacy; (B) is defamatory or trade libelous; (C) is lewd, pornographic or obscene; or (D) violates any laws regarding unfair competition, anti-discrimination or false advertising; provided, that Replay shall, to like extent, indemnify, defend and forever hold
--------
Turner and the corresponding Turner entities, harmless from and against any and all claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel and court costs, but excluding lost profits and consequential damages) arising out of any deletion from, alteration of, or addition to, the Network Content by Replay or creation of any material by Replay (such as the creation of promotional material).

c. In the event that legal proceeding are instituted or a claim is asserted which may give rise to indemnification, the party seeking indemnification (the "Indemnified Party") shall provide prompt notice of such proceeding or claim to the party from whom indemnification is sought (the "Indemnifying Party"). The Indemnifying Party shall be entitled to defend against, negotiate, settle or otherwise deal with any such proceeding or claim, represented by counsel of its own choice at its own expense; provided, that the Indemnified Party may
                               --------
participate in any such proceeding, with counsel of its own choice at its own expense, and no settlement of any such claim may be effected without the consent of the Indemnified Party, which consent will not be unreasonably withheld.

25.  Termination of Agreement; Survival of Provisions
     ------------------------------------------------

a.   This Agreement may be terminated as follows:

     (i)       by the mutual agreement of the parties hereto;

     (ii) by any party upon a breach by another party of a material term of this Agreement and such breach shall remain unremedied for at least [***] after notice from a non-breaching party; or

     (iii) by any party if any of the following events shall occur with respect to another party (A) a receiver is appointed for such other party or its assets; (B) such other party becomes insolvent, is generally unable to pay its debts as they become due, makes an assignment for the benefit of its creditors or seeks relief under any bankruptcy or insolvency law; (C) if proceedings are commenced against such other party under any bankruptcy or insolvency law, such proceedings have not been vacated within [***] of the commencement thereof; or (D) if such other party is liquidated, dissolved or ceases to do business.

b. The provisions of Sections 4(a), 8(a), 23, 24 and 25 of this Agreement shall survive the termination or expiration of this Agreement.

26.  Time Warner Entities
     --------------------

a. The parties hereto agree to use best efforts to engage in discussions with each of the other divisions of Time Warner with respect to the negotiation of a mutually agreeable arrangement between Replay and each such other division on terms and conditions substantially similar to the terms and conditions set forth in this Agreement to the extent such terms and conditions are relevant and applicable to such other arrangements. Notwithstanding the foregoing, nothing contained herein shall prohibit any other division of Time Warner from negotiating terms that are different from the terms contained herein, or which augment or supplement the terms contained herein.

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                                       17

b. Replay hereby agrees that Time Warner and its Affiliates shall be entitled to designate up to [***] representatives to the Replay Advisory Council for the Term of this Agreement and any extensions hereof. The Replay Advisory Council shall meet on a quarterly basis at times mutually agreed and shall provide a forum for the discussion of industry developments and advances in technology as they relate to Replay's strategy and operations.

27.  Miscellaneous
     -------------

a. The relationship of the parties established by this Agreement is that of independent contractors, and nothing contained in this Agreement will be construed (i) to give any party the power to direct and control the day-to-day activities of the other, (ii) to constitute the parties as partners, joint ventures, co-owners or otherwise as participants in a joint or common undertaking, or (iii) to allow any party to create or assume any obligation on behalf of the other for any purpose whatsoever.

b. If the performance of this Agreement or any obligations hereunder is prevented, restricted or interfered with by reason of fire or other casualty or accident, strikes or labor disputes, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any government agency, or any other act or condition beyond the reasonable control of the parties hereto, the party so affected upon giving prompt notice to the other parties shall be excused from such performance during such prevention, restriction or interference.

c. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and terminates all prior arrangements or understandings (whether written or oral) with respect thereto. The terms of this Agreement may be amended or waived only by a written instrument signed by each of the parties hereto. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the parties and their respective successors and assigns.

d. None of the parties shall assign this Agreement or any of its rights, obligations or privileges hereunder without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, that Turner or Time Warner may so assign to any of its Affiliates and any party may so assign in connection with the sale of all or substantially all of its assets. Subject to the foregoing, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

e. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California without giving effect to principles of conflicts of law.

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                                       18

f. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

g. The section headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

h. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address as set forth above, or as subsequently modified by written notice.

i    If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

                              Replay Networks, Inc.


                              By    /s/ Anthony Wood
                                 ----------------------
                              Name:   Anthony Wood
                              Title:  CEO



                              Turner Broadcasting System, Inc.

                                   /s/ Louise S. Sams
                             -----------------------------------
                              Name:   Louise S. Sams
                              Title:  VP/General Counsel


                              Time Warner Inc.


                              By   /s/ Richard Bressler
                                 ------------------------------
                              Name:   Richard Bressler
                              Title:  Chairman & CEO

              AMENDMENT NO. 1 TO REPLAY NETWORK SERVICE AGREEMENT

     THIS AMENDMENT NO. 1 TO REPLAY NETWORK SERVICE AGREEMENT (the "Amendment") is entered into as of the 10th day of February, 2000 by ReplayTV, Inc. (formerly, Replay Networks, Inc.) ("Replay"), Turner Broadcasting System, Inc. ("Turner") and Time Warner Inc. ("Time Warner"). The capitalized terms used herein without definition shall have the meaning assigned to such terms in the Replay Network Service Agreement referred to below.

                                  WITNESSETH

     WHEREAS, Replay, Turner and Time Warner are parties to that certain Replay Network Service Agreement dated July 30, 1999 (the "Agreement");

     WHEREAS, Replay, Turner and Time Warner desire to amend the Agreement as set forth herein;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.  Amendment to Section 16. Section 16 of the Agreement is replaced  in its
    -----------------------
    entirety as follows:

--------------------------------------------------------------------------------
16.    Data
       ----

a. Consistent with applicable laws, any applicable Replay privacy policy and with Replay's agreement with its users of the RNS, Replay will collect viewership and usage data during the Term of this Agreement, from users of the RNS. This data will only be available in aggregate form and may be gathered via statistical sampling. Replay will summarize this viewership information and provide monthly viewership reports to Turner comprising the aggregate data collected in a format to be mutually agreed upon between the parties.

b. Again, subject to applicable laws, Replay privacy policies and Replay's agreement with its users of the RNS, Replay will also provide Turner with the ability to conduct reasonable qualitative and/or quantitative research among RNS users that also subscribe to personal television services, the scope of such research being subject to approval by Replay, which approval shall not be unreasonably withheld. For the purpose of conducting such research (and not for the purposes of sale to third parties), upon Turner's request, Replay will provide Turner's designated third party research vendor with access to RNS users via telephone contact information. In such event, Turner agrees that no contact information shall be provided by such third party research vendor to Turner and all data obtained from RNS users by such third party research vendor is to be shared and used by Turner and Replay for internal research purposes, with strict respect to the privacy of such RNS users.

c. All data collected by Replay as set forth herein shall remain the property of Replay and may be used by Turner only as provided herein. Replay shall provide all of the information described in this Section 16 to Turner [***].

d. The parties hereto agree that (i) Replay shall not be obligated to provide to Turner any of the aforedescribed information to the extent that such information is specifically identifiable as information relating to programming that is broadcast on any network other than the Turner Networks and (ii) without Turner's prior approval, Replay shall not provide to any third party any of the aforedescribed information to the extent that such information is specifically identifiable as information relating to programming that is broadcast on any of the Turner Networks, it being understood and agreed that this Section 16(c) is not intended to prohibit the provision by Replay of any of the aforedescribed information in aggregate form, such that individual programs, networks or programmers cannot be identified.

--------------------------------------------------------------------------------

2.   Change of name of Replay Networks, Inc. In January, 2000, Replay Networks,
     ---------------------------------------
     Inc. changed its name to ReplayTV, Inc. All references to Replay Networks, Inc. in the Agreement are hereby amended to ReplayTV, Inc.

3.   Governing Law.  This Amendment and all acts and transactions pursuant
     -------------
     hereto and the rights and obligations of the parties hereto shall be governed by, construed and interpreted in accordance with the laws of the State of California without giving effect to principles of conflict of law.

4.   Authorization. Each party represents and warrants to each other that it has
     -------------
     been duly authorized to execute and deliver this document and to perform its obligations hereunder, and the person signing on such party's behalf has the power and authority to do so.

5.   Effect of this Amendment.  This Amendment is limited precisely as written
     ------------------------
     and shall not constitute a modification of any other provision of the Agreement. Except as specifically modified or amended by this Amendment, the Agreement remains in full force and effect in accordance with its terms.

6.   Effective Date.  This Amendment shall be deemed to be effective upon the
     --------------
     execution hereof by each of the parties hereto.


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                                      22

7.  Counterparts.  This Amendment may be executed in two or more counterparts,
    ------------
    each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized representatives as of the date first above written.

                                     ReplayTV, Inc.

                                     By  /s/ Layne Britton
                                         -----------------------------------
                                     Name:  Layne Britton
                                     Title: Executive Vice President, RTVS

                                     Turner Broadcasting System, Inc.

                                     By  /s/ Louise S. Sams
                                        ------------------------------------
                                     Name:  Louise S. Sams
                                     Title: Vice President and General Counsel


                                     Time Warner Inc.

                                     By /s/ Thomas McEnerney
                                        -----------------------------------
                                     Name:  Thomas McEnerney
                                     Title: Vice President

                                      23